UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

January 16, 2020
Date of Report (Date of earliest event reported) ____________________________
Aramark
(Exact name of Registrant as Specified in its Charter) ____________________________
Delaware		001-36223	20-8236097
(State or other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)
2400 Market Street			19103
Philadelphia,	Pennsylvania
(Address of Principal Executive Offices)			(Zip Code)

(215)	238-3000
(Registrant's Telephone Number, Including Area Code)
N/A (Former name or former address, if changed since last report.)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class		Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock,	par value $0.01 per share	ARMK	New York Stock Exchange

Item 1.01.     Entry into a Material Definitive Agreement.
Incremental Amendment No. 8 to the Credit Agreement
On January 15, 2020 (the “Closing Date”), Aramark Services, Inc. (the “Company”), an indirect wholly owned subsidiary of Aramark (“Aramark” or “Parent”), Aramark Intermediate HoldCo Corporation (“Holdings”) and certain wholly-owned domestic subsidiaries of the Company entered into Incremental Amendment No. 8 (the “Incremental Amendment”) with the U.S. Term B-4 Lenders (as defined therein) and JPMorgan Chase Bank, N.A. as administrative agent for the Lenders (as defined below) and collateral agent for the secured parties thereunder amending that certain credit agreement (as amended prior to the date hereof, the “Credit Agreement”), dated March 28, 2017, among the Company, Holdings, ARAMARK Canada Ltd., ARAMARK Investments Limited, ARAMARK Limited, ARAMARK Ireland Holdings Limited, ARAMARK Regional Treasury Europe, Designated Activity Company, ARAMARK Holdings Deutschland GMBH (as successor by merger to ARAMARK Holdings GmbH & Co. KG), Aramark International Finance S.à r.l., and certain wholly-owned domestic subsidiaries of the Company, the financial institutions from time to time party thereto (including the financial institutions party to the Incremental Amendment, the “Lenders”), the issuing banks named therein and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders and collateral agent for the secured parties thereunder.
The Incremental Amendment provides for new U.S. Dollar denominated term loans in an aggregate principal amount of approximately $900,000,000, due in January 2027 (the “U.S. Term B-4 Loans”) incurred by the Company pursuant to Section 2.19 of the Credit Agreement, the proceeds of which, together with cash on hand at the Company, were used to redeem all of the Company’s outstanding 5.125% Senior Notes due 2024 (the “2024 Notes”) and to pay fees and expenses in connection with the transactions contemplated by the Incremental Amendment. The U.S. Term B-4 Loans were funded in full on the Closing Date.
The U.S. Term B-4 Loans bear interest rate equal to either (a) a LIBOR rate determined by reference to the costs of funds for deposits in U.S. dollars for the interest period relevant to such borrowing adjusted for certain additional costs or (b) a base rate determined by reference to the highest of (1) the prime rate of the administrative agent, (2) the federal funds rate plus 0.50% and (3) the LIBOR rate plus 1.00% plus an applicable margin set initially at 1.75% for borrowings based on the LIBOR rate and 0.75% for borrowings based on the base rate.
The U.S. Term B-4 Loans require the payment of installments in quarterly principal amount of $2.25 million from June 30, 2020 through December 31, 2026, and $839.25 million at maturity.
The U.S. Term B-4 Loans are subject to substantially similar terms currently relating to guarantees, collateral, mandatory prepayments and covenants that are applicable to the Company’s existing U.S. Term B Loans outstanding under the Credit Agreement.
The foregoing description of the Incremental Amendment is qualified in its entirety by reference to the full text of the Incremental Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 1.02.    Termination of a Material Definitive Agreement.
Redemption of 2024 Notes
The Company previously issued a notice of conditional redemption pursuant to the indenture, dated as of December 17, 2015, as supplemented, among the Issuer, the guarantors party thereto and The Bank of New York Mellon, as trustee, relating to the 2024 Notes to redeem (the “Redemption”) the entire $900,000,000 aggregate principal amount of the 2024 Notes currently outstanding at a redemption price of 102.563% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the date of redemption. On January 15, 2020, following the entry into the Incremental Amendment, the Company deposited with the trustee of the 2024 Notes the redemption payment to fund the Redemption and redeemed all of the outstanding 2024 Notes.
Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1
Incremental Amendment No. 8 (the “Incremental Amendment”), dated as of January 15, 2020, among Aramark Services, Inc. (the “Company”), Aramark Intermediate HoldCo Corporation (“Holdings”), certain wholly-owned subsidiaries of the Company, the U.S. Term B-4 Lenders (as defined therein) and JPMorgan Chase Bank, N.A. as administrative agent for the Lenders (as defined below) and collateral agent for the secured parties thereunder amending that certain credit agreement (as amended prior to the date hereof, the “Credit Agreement”), dated March 28, 2017, among the Company, Holdings, ARAMARK Canada Ltd., ARAMARK Investments Limited, ARAMARK Limited, ARAMARK Ireland Holdings Limited, ARAMARK Regional Treasury Europe, Designated Activity Company, ARAMARK Holdings Deutschland GMBH (as successor by merger to ARAMARK Holdings GmbH & Co. KG), Aramark International Finance S.à r.l. and certain other wholly-owned domestic subsidiaries of the Company, the financial institutions from time to time party thereto (including the financial institutions party to the Incremental Amendment, the “Lenders”), the issuing banks named therein and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders and collateral agent for the secured parties thereunder.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aramark

Date:	January 16, 2020	By:	/s/ LAUREN A. HARRINGTON
		Name:	LAUREN A. HARRINGTON
		Title:	Senior Vice President and
General Counsel